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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



           Date of report (Date of earliest event reported): July 25, 1999



                            Fuisz Technologies Ltd.
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              (Exact Name of Registrant as Specified in Charter)




         Delaware                   0-27082                  52-1579474
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     (State or Other              (Commission               (IRS Employer
       Jurisdiction               File Number)           Identification No.)
    of Incorporation)


         14555 Avion Parkway, Chantilly, VA                     20151
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      (Address of Principal Executive Offices)               (Zip Code)


         Registrant's telephone number, including area code: (703) 995-2400
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                                      N/A
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            (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS

      On July 25, 1999, Fuisz Technologies Ltd. ("Fuisz") entered into a Merger Agreement (the "Merger Agreement") with Biovail Corporation International ("Biovail"). Pursuant to the Merger Agreement, Biovail plans to commence a cash tender offer (the "Offer") to purchase such number of outstanding shares of common stock, par value $0.01 per share ("Common Stock"), of Fuisz which will result in Biovail's beneficial ownership of 49% of the outstanding Common Stock of Fuisz. The Merger Agreement contemplates that, after Biovail's purchase of Common Stock pursuant to the Offer, Fuisz will become a wholly owned subsidiary of Biovail (the "Merger"). In connection with the Merger, all remaining outstanding shares of Common Stock of Fuisz will be exchanged for shares of common stock of Biovail, at a ratio of one share of Common Stock of Fuisz for 0.1194 shares of common stock of Biovail, subject to certain adjustments. The Merger is subject to approval by the shareholders of Fuisz and satisfaction or waiver of certain other conditions.

      On July 26, 1999, a press release was issued relating to the execution of the Merger Agreement. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

      Pursuant to the Indenture dated October 22, 1997 governing Fuisz's 7% Convertible Subordinated Debentures due 2004 (the "Debentures"), in the event of a "Repurchase Event" (as defined therein), each holder of Debentures may, at such holder's option, require Fuisz to purchase all or part of such holder's Debentures. Fuisz believes that the consummation of the Merger as presently contemplated under the Merger Agreement would constitute a "Repurchase Event" as defined in the Indenture.

ITEM 7.     FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits


       EXHIBIT          DESCRIPTION

         99.1           Press Release dated July 26, 1999.




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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FUISZ TECHNOLOGIES LTD.



Date:  July 28, 1999                By: /s/Stephen H. Willard
                                        -----------------------------------
                                       Name:  Stephen H. Willard
                                       Title: Executive Vice President and
                                              General Counsel



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                                   EXHIBIT INDEX


   EXHIBIT
   NUMBER                                        EXHIBIT

      99.1          Press Release dated July 26, 1999.




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